                                                                   Exhibit 10.10

                               [PRUDENTIAL LOGO]
                          PARAMET REAL ESTATE SERVICES
14 April 1993
                                            PARAMET REAL ESTATE SERVICES LIMITED
GEAC Canada Limited                         Suite 300, 141 Adelaide Street West
11 Allstate Parkway                         Toronto, Ontario  M5H 3L9
Suite 300                                   (416) 362-4441
Markham, Ontario
L3R 9T8

ATTENTION:  MR. S. SADLER
            PRESIDENT

Dear Mr. Sadler:

RE: GEAC CANADA LIMITED - LEASE DATED FEBRUARY 28, 1989 (AS AMENDED BY LEASE AMENDING AGREEMENT DATED SEPTEMBER 15, 1989 AND AS FURTHER AMENDED BY LEASE AMENDING AGREEMENT DATED AS OF AND EFFECTIVE NOVEMBER 1, 1990 AND AS INDEMNIFIED BY GEAC COMPUTER CORPORATION LIMITED) SUITE 300, 11 ALLSTATE PARKWAY, MARKHAM

--------------------------------------------------------------------------------

Subsequent to conversations with Mr. Bill Arnold of Colliers Macaulay Nicolls to discuss your status in the above premises, herein is a proposal to amend and extend the above lease to a 10 year term.

AMENDMENT AND EXTENSION OF LEASE FOR A 10 YEAR TERM (COMMENCING MAY 1, 1994 TO AND INCLUDING APRIL 30, 2004)

     BASIC (NET) RENTAL RATE

          The annual Basic (Net) Rental Rate under Clause 2.02(d) of the Lease payable on the Rentable Area of the Premises will be amended from $18.00 per square foot per annum to $13.50 per square foot per annum and GEAC Canada Limited will exercise its option to extend the lease under Clause 1.06 for an additional 5 years commencing May 1, 1999 to and including April 30, 2004, immediately and rent under clause 1.06(v) will be agreed now at $13.50 per square foot per annum.

     BASIC (NET) FREE RENT PERIOD

          Nothwithstanding the foregoing, the Landlord will grant the Tenant a six (6) months net rent free period commencing May 1, 1995 to and including October 31, 1995. During this period, the Tenant will not be obligated to pay any Basic Rent but will pay all Additional Rent for the Leased Premises. The Tenant shall only be entitled to such Basic
          (Net) Rent Free Period if the Tenant is not in default under this Lease.

     LEASEHOLD IMPROVEMENTS

          As an inducement to remain in the Leased Premises, the Landlord will grant to the Tenant a one time cash allowance in the amount of $8.50 per square foot of usable area. This will be payable on May 1, 1994.

                               [PRUDENTIAL LOGO]
MR. S. SADLER                                                     APRIL 14, 1993
GEAC CANADA LIMITED                                                       PAGE 2
--------------------------------------------------------------------------------


OPTION TO CANCEL

Section 14.18 shall be amended as follows:

The Tenant shall be entitled to cancel this lease as of and effective on April 30, 1999 with six (6) months prior written notice. The Notice must be given on or before November 30, 1998 and will only be valid if accompanied by payment to the Landlord of a postdated bank draft payable April 30, 1999 in the amount of $20.00 per rentable square foot being the value of the then unamortized inducement to enter into this lease. This clause is personal to GEAC Canada Limited and conditional upon GEAC being in full occupancy of the premises.

All other terms and conditions of the existing Lease as amended shall remain in full force and effect.

This Proposal is open for acceptance by the Tenant until April 16, 1993 at 5:00 p.m., in which event, if accepted, Clause 14.18 as it currently exists shall become null and void and shall be replaced by the respective clause outlined above, and if not accepted by the Tenant or extended by the Landlord, it shall become null and void and of no further force and affect.

If the Terms and Conditions contained herein are satisfactory to you, please execute this Proposal in duplicate and return it to the writer's attention where upon we will prepare a formal agreement for execution.

We thank you for the opportunity to submit this Proposal and look forward to a continued mutually beneficial relationship.

Yours truly,

PARAMET REAL ESTATE SERVICES LIMITED

"Dianne E. Oh"

Dianne E. Oh
Lease Administrator



/deo
encl.

cc:  Mr. P. J. Andrews, Senior Vice President
     Mr. J. Aziz, Vice President, Real Estate Operations, Eastern Canada Mr. W. Wiseman, Assistant Property Manager
     Mr. P. Mayer, Senior Property Manager, Eastern Canada

                               [PRUDENTIAL LOGO]
MR. S. SADLER                                                     APRIL 14, 1993
GEAC CANADA LIMITED                                                       PAGE 3
--------------------------------------------------------------------------------


We hereby accept your proposal under the above terms.

DATED this 15th day of April, 1993.

GEAC CANADA LIMITED (TENANT)

         Per: [illegible signature]
             ----------------------------
             Authorized Signing Officer

         Per:
             ----------------------------
             Authorized Signing Officer


The Landlord hereby accepts this proposal to extend the Term this 15th day of April, 1993.

THE PRUDENTIAL ASSURANCE COMPANY LIMITED (LANDLORD)

         Per: [illegible signature]
             ----------------------------
             Authorized Signing Officer

         Per: [illegible signature]
             ----------------------------
             Authorized Signing Officer